Exhibit 99.1

Contacts:
Emile Lee (Media)	Kathy Guinnessey (Investors/Analysts)
LeeE@dnb.com	Kathy.Guinnessey@dnb.com
973.921.5525	973.921.5892

Dun & Bradstreet Reports Second Quarter 2018 Results

Short Hills, N.J. – August 8, 2018 – Dun & Bradstreet (NYSE: DNB) today reported results for the second quarter ended June 30, 2018.

Second Quarter 2018 Highlights

○	Revenue:

○	GAAP revenue of $439.6 million, up 8% year over year both after and before the effect of foreign exchange.

○	As Adjusted revenue of $394.4 million, down 3% year over year after the effect of foreign exchange (down 4% before the effect of foreign exchange).

○	Organic revenue decreased 4% year over year. As previously mentioned, timing shifts related to several large contracts impacted growth by 3%.

○	Operating Income:

○	GAAP operating income of $112.2 million, up 46% year over year.

○	As Adjusted operating income of $80.4 million, down 11% year over year. The decline in operating income was due to the timing shifts of several large contracts referenced above.

○	Diluted Earnings per Share (“EPS”):

○	GAAP diluted EPS of $2.50 compared to $1.22 for the second quarter of 2017.

○	As Adjusted diluted EPS of $1.40, flat year over year.

GAAP results are based on Accounting Standards Codification ASC 606, Revenue from Contracts with Customers (“ASC 606”) basis for 2018 and on Accounting Standards Codification ASC 605, Revenue Recognition (“ASC 605”) basis for 2017. As Adjusted and organic numbers on ASC 605 basis for both periods.

See attached Schedules 4 and 5 for a reconciliation of As Adjusted metrics to GAAP results, as well as the definitions of the non-GAAP financial measures that the Company uses to evaluate the business.

Deferred revenue for the Company as of June 30, 2018 was $592.1 million (based on ASC 606 standards). Under ASC 605 standards, deferred revenue as of June 30, 2018 was $645.3 million, flat year over year; Americas was $571.9 million, flat year over year and Non-Americas was $73.4 million, flat year over year. After adjusting for the effect of foreign exchange and acquisitions and dispositions, total Company deferred revenue (based on ASC 605 standards) was down 1%, Americas was flat and Non-Americas was down 3%, each as compared to June 30, 2017.

Second Quarter 2018 Segment Results

Americas

○

GAAP revenue of $367.9 million was up 10% year over year both after and before the effect of foreign exchange; As Adjusted revenue of $320.9 million was down 5% year over year both after and before the effect of foreign exchange;

○	GAAP operating income of $126.3 million was up 62% year over year; As Adjusted operating income of $80.7 million was down 12% year over year.

Non-Americas

○

GAAP revenue of $71.7 million was down 1% year over year after the effect of foreign exchange (down 4% before the effect of foreign exchange); As Adjusted revenue of $73.5 million was up 3% year over year after the effect of foreign exchange (down 1% before the effect of foreign exchange);

○	GAAP operating income of $18.4 million was down 9% year over year; As Adjusted operating income of $20.7 million was up 3% year over year.

See attached Schedules 4 and 5 for additional detail. Additional financial information can be found within the Company’s posted financial model, available at http://investor.dnb.com/financial-information/financial-model.

Use of Non-GAAP Financial Measures

In addition to reporting generally accepted accounting principles in the United States of America (“GAAP”) results, the Company evaluates performance and reports on a total company basis and on a business segment level basis its results (such as revenue, operating income, operating income growth, operating margin, net income, tax rate and diluted earnings per share) on an “As Adjusted” basis. The term “As Adjusted” refers to the following: the elimination of the impact of ASC 606; the elimination of the effect on revenue due to purchase accounting fair value adjustments to deferred revenue; restructuring charges; other non-core gains and charges that are not in the normal course of our business (such as gains and losses on sales of businesses, impairment charges, effect of significant changes in tax laws and material tax and legal settlements); acquisition and divestiture-related fees (such as costs for bankers, legal fees, diligence costs, retention payments, and contingent consideration adjustments); and acquisition-related intangible amortization expense. A recurring component excluded from our “As Adjusted” results is our restructuring charges, which we believe do not reflect our underlying business performance. Such charges are variable from period to period based upon actions identified and taken during each period. Additionally, our “As Adjusted” results exclude the results of Discontinued Operations.

We also isolate the effects of changes in foreign exchange rates on our revenue growth because we believe it is useful for investors to be able to compare revenue from one period to another, both after and before the effects of foreign exchange. The change in our operating performance attributable to foreign currency rates is determined by converting both our prior and current periods by a constant rate. As a result, we monitor our “As Adjusted” revenue growth both after and before the effects of foreign exchange.

We also analyze “As Adjusted” revenue growth on an organic basis because management believes this information provides important insight into the underlying/ongoing performance of the business. Organic revenue excludes the estimated revenue contribution from acquired businesses for one year from the date of the acquisition and net divested revenue which we define as the historical revenues from the divested businesses net of the annual ongoing future revenue streams resulting from the commercial arrangements entered into in connection with such divestitures.

We may from time to time use the term sales, which we define as the annual value of committed customer contracts. This term is often referred to as bookings or commitments by other companies.

We also monitor free cash flow as a measure of our business. We define free cash flow as net cash provided by operating activities minus capital expenditures and additions to computer software and other intangibles. Free cash flow measures our available cash flow for potential debt repayment, acquisitions, share repurchases, dividend payments and additions to cash, cash equivalents and short-term investments. We believe free cash flow to be relevant and useful to our investors as this measure is used by our management in evaluating the funding available after supporting our ongoing business operations and our portfolio of investments.

We also monitor deferred revenue after adjusting for the effect of foreign exchange, dispositions, acquisitions and the impacts of the write-down of deferred revenue due to purchase accounting.

We believe that the use of our non-GAAP financial measures provides useful supplemental information to our investors. Non-GAAP results are presented only as a supplement to the financial statements presented in accordance with GAAP. The non-GAAP financial information is provided to enhance the reader’s understanding of our underlying financial performance. These non-GAAP financial measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as an alternative measure of revenue, operating income, operating margin, net income, diluted EPS or net cash provided by operating activities as determined in accordance with GAAP.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures and related notes are presented and defined in Schedules 4 and 5 attached to this press release.

Second Quarter 2018 Teleconference Update

Dun & Bradstreet also announced today that it entered into a definitive agreement to be acquired by an affiliate of CC Capital. A copy of that press release can be found on Dun & Bradstreet’s Investor Relations website at http://investor.dnb.com. In light of the announced transaction, the earnings conference call scheduled for Thursday, August 9, 2018 at 8 a.m. ET. will no longer take place.

**************

About Dun & Bradstreet

Dun & Bradstreet helps companies around the world improve their business performance. The global leader in commercial data and analytics, we glean insight from data to enable our customers to connect with the prospects, suppliers, clients and partners that matter most. Since 1841, companies of every size rely on Dun & Bradstreet to help them manage risk and reveal opportunity.

Forward-Looking and Cautionary Statements

We may from time-to-time make written or oral “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements contained in filings with the Securities and Exchange Commission, in reports to shareholders and in press releases and investor Web casts. These forward-looking statements include, without limitation, any statements related to financial guidance or strategic goals. These forward-looking statements can also be identified by the use of words like “anticipates,” “aspirations,” “believes,” “commits,” “continues,” “estimates,” “expects,” “goals,” “guidance,” “intends,” “plans,” “projects,” “strategy,” “targets,” “will” and other words of similar meaning. They can also be identified by the fact that they do not relate strictly to historical or current facts.

We cannot guarantee that any forward-looking statement will be realized. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could vary materially from those anticipated, estimated or projected. Investors should bear this in mind as they consider forward-looking statements and whether to invest in, or remain invested in, our securities.

In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we are identifying the following important factors that, individually or in the aggregate, could cause actual results to differ materially from those contained in any forward-looking statements made by us; any such statement is qualified by reference to the following cautionary factors: (i) reliance on third parties to support critical components of our business model; (ii) our ability to protect our information technology infrastructure against cyber-attack and unauthorized access; (iii) risks associated with potential violations of the Foreign Corrupt Practices Act and similar laws; (iv) customer demand for our products; (v) the successful implementation of our business strategy and any strategic initiatives we determine to undertake, resulting from the strategic and operational review of our business that we announced in February 2018; (vi) risks associated with recent changes in our executive management team and Board of Directors; (vii) the integrity and security of our global database and data centers; (viii) our ability to maintain the integrity of our brand and reputation; (ix) our ability to renew large contracts and the related revenue recognition and timing thereof;

(x) the impact of macro-economic challenges on our customers and vendors; (xi) future laws or regulations with respect to the collection, compilation, storage, use, cross-border transfer, publication and/or sale of information and adverse publicity or litigation concerning the commercial use of such information; (xii) our ability to acquire and successfully integrate other businesses, products and technologies; (xiii) adherence by third-party members of our Dun & Bradstreet Worldwide Network, or other third parties who license and sell under the Dun & Bradstreet name, to our quality standards and to the renewal of their agreements with Dun & Bradstreet; (xiv) the effects of foreign and evolving economies, exchange rate fluctuations, legislative or regulatory requirements and the implementation or modification of fees or taxes to collect, compile, store, use, transfer cross-border, publish and/or sell data; (xv) risks and uncertainties related to the transaction announced on August 8, 2018, including, but not limited to, the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, the failure of the parties to satisfy conditions to completion of the proposed merger, including the failure of our stockholders to approve the proposed merger or the failure of the parties to obtain required regulatory approvals and the risk that regulatory or other approvals are delayed or are subject to terms and conditions that are not anticipated; (xvi) the impact of the announcement of, or failure to complete, the proposed merger on our relationships with employees, customers, suppliers, vendors and other business partners; and potential or actual litigation; and (xvii) the other factors described under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Legal Proceedings” and elsewhere in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and the Company’s other reports or documents filed or furnished with the Securities and Exchange Commission.

It should be understood that it is not possible to predict or identify all risk factors. Consequently, the above list of important factors and the Risk Factors discussed in Item 1A. of our Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q should not be considered to be a complete discussion of all of our potential trends, risks and uncertainties. Except as otherwise required by federal securities laws, we do not undertake any obligation to update any forward-looking statement we may make from time-to-time.

Additional Information and Where to Find It

We will file with the SEC and mail to our stockholders a proxy statement in connection with the proposed merger. We urge investors and security holders to read the proxy statement when it becomes available because it will contain important information regarding the proposed merger. You may obtain a free copy of the proxy statement (when available) and other related documents filed by the

Company with the SEC at the SEC’s website at www.sec.gov. You also may obtain the proxy statement (when it is available) and other documents filed by us with the SEC relating to the proposed merger for free by accessing our website at www.dnb.com by clicking on the link for “Investor Relations”, then clicking on the link for “Financial Information” and selecting “Annual Reports and Proxies.”

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger. Information regarding the interests of these directors and executive officers in the proposed merger will be included in the proxy statement when it is filed with the SEC. You may find additional information about the Company’s directors and executive officers in our proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on March 27, 2018. You can obtain free copies of these documents from the Company using the contact information above.

The Dun & Bradstreet Corporation	Schedule 1
Consolidated Statement of Operations (unaudited) - GAAP Results (ASC 606)

	Quarter Ended		AFX	Effects of Foreign	BFX	Year-To-Date		AFX	Effects of Foreign	BFX
	June 30,		% Change	Exchange	% Change	June 30,		% Change	Exchange	% Change
Dollar amounts in millions, except per share data	2018	2017	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)	2018	2017	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)
Revenue:
Americas (1)	$367.9	$333.6	10%	0.1%	10%	$713.6	$648.1	10%	0.1%	10%
Non-Americas (2)	71.7	72.1	(1)%	3.8%	(4)%	144.2	139.1	4%	5.2%	(1)%

Total Revenue (3)	$439.6	$405.7	8%	0.8%	8%	$857.8	$787.2	9%	1.0%	8%

Operating Income (Loss):
Americas (4)	$126.3	$77.8	62%			$232.7	$135.4	72%
Non-Americas (5)	18.4	20.2	(9)%			38.8	38.4	1%
Corporate and Other (6)	(32.5)	(21.3)	(53)%			(64.6)	(55.8)	(16)%

Total Operating Income (7)	112.2	76.7	46%			206.9	118.0	75%
Interest Income	0.3	0.4	(6)%			1.1	0.8	51%
Interest Expense	(13.2)	(15.1)	12%			(27.3)	(29.7)	8%
Other Income (Expense) - Net (10)	1.2	1.5	(14)%			0.7	(0.7)	N/M

Non-Operating Income (Expense) - Net (11)	(11.7)	(13.2)	12%			(25.5)	(29.6)	14%

Income (Loss) Before Provision for Income Taxes	100.5	63.5	58%			181.4	88.4	N/M
Less: Provision for Income Taxes (12)	6.3	18.7	66%			22.2	26.9	17%
Equity in Net Income (Loss) of Affiliates	0.5	1.9	(72)%			1.1	2.7	(60)%

Net Income (Loss) From Continuing Operations	94.7	46.7	N/M			160.3	64.2	N/M
Less: Net (Income) Loss Attributable to the Noncontrolling Interest	(1.7)	(1.6)	(7)%			(3.4)	(2.8)	(22)%

Net Income (Loss) From Continuing Operations Attributable to Dun & Bradstreet	93.0	45.1	N/M			156.9	61.4	N/M
Loss on Disposal of Business, Net of Tax Impact	—	—	N/M			—	(0.8)	N/M

Income (Loss) from Discontinued Operations, Net of Income Taxes	—	—	N/M			—	(0.8)	N/M

Net Income (Loss) Attributable to Dun & Bradstreet (8)	$93.0	$45.1	N/M			$156.9	$60.6	N/M

Basic Earnings (Loss) Per Share:
From Continuing Operations	$2.51	$1.22	N/M			$4.23	$1.66	N/M
From Discontinued Operations	—	—	N/M			—	(0.02)	N/M

Basic Earnings (Loss) Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders	$2.51	$1.22	N/M			$4.23	$1.64	N/M

Diluted Earnings (Loss) Per Share:
From Continuing Operations	$2.50	$1.22	N/M			$4.21	$1.65	N/M
From Discontinued Operations	—	—	N/M			—	(0.02)	N/M

Diluted Earnings (Loss) Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders (9)	$2.50	$1.22	N/M			$4.21	$1.63	N/M

Weighted Average Number of Shares Outstanding:
Basic	37.1	36.9	0%			37.1	36.9	0%

Diluted	37.2	37.1	0%			37.3	37.1	0%

Operating Margins (Calculated on Total Revenue)
Americas	34.3%	23.3%				32.6%	20.9%
Non-Americas	25.6%	27.9%				26.9%	27.6%
Total Company	25.5%	18.9%				24.1%	15.0%

Effective Tax Rate	6.3%	29.4%				12.3%	30.4%

AFX - After Effects of Foreign Exchange	BFX - Before Effects of Foreign Exchange	N/M - Not Meaningful

*

The Company has adopted Accounting Standards Codification ASC 606, Revenue from Contracts with Customers (“ASC 606”) for 2018 using the modified retrospective transition method. As required by the new standard, the Company will report its financial results under both ASC 606 and the previous standard ASC 605, Revenue Recognition (“ASC 605”) for the 2018 transition year. As such 2018 GAAP results are presented on an ASC 606 basis and 2017 is presented on an ASC 605 basis.

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 2
Certain Selected As Adjusted Metrics (unaudited) - (ASC 605)

				Effects of					Effects of
	Quarter Ended		AFX	Foreign	BFX	Year-To-Date		AFX	Foreign	BFX
	June 30,		% Change	Exchange	% Change	June 30,		% Change	Exchange	% Change
Dollar amounts in millions, except per share data	2018	2017	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)	2018	2017	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)
Revenue:
Americas (1)	$320.9	$336.8	(5)%	0.1%	(5)%	$632.4	$653.1	(3)%	0.1%	(3)%
Non-Americas (2)	73.5	71.6	3%	3.9%	(1)%	146.7	139.1	5%	5.2%	0%

Total Revenue (3)	$394.4	$408.4	(3)%	0.7%	(4)%	$779.1	$792.2	(2)%	1.0%	(3)%

Organic Revenue:
Total Revenue	$394.4	$408.4			(4)%	$779.1	$792.2			(3)%
Less:
Net Divested	—	1.2			N/M	—	2.0			N/M

Organic Revenue	$394.4	$407.2			(4)%	$779.1	$790.2			(2)%

Operating Income (Loss):
Americas (4)	$80.7	$91.5	(12)%			$152.3	$161.8	(6)%
Non-Americas (5)	20.7	20.2	3%			41.9	38.9	8%
Corporate and Other (6)	(21.0)	(21.2)	1%			(41.9)	(42.6)	2%

Total Operating Income (7)	$80.4	$90.5	(11)%			$152.3	$158.1	(4)%

Net Income Attributable to Dun & Bradstreet (8)	$52.0	$51.9	0%			$98.1	$87.1	13%

Basic Earnings Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders	$1.40	$1.41	(1)%			$2.64	$2.36	12%

Diluted Earnings Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders (9)	$1.40	$1.40	0%			$2.63	$2.35	12%

Weighted Average Number of Shares Outstanding:
Basic	37.1	36.9	0%			37.1	36.9	0%

Diluted	37.2	37.1	0%			37.3	37.1	0%

Other Information:
Interest Income	$0.3	$0.4	(6)%			$1.1	$0.8	51%
Interest Expense	(13.2)	(15.1)	12%			(27.3)	(29.7)	8%
Other Income (Expense) - Net (10)	1.2	1.5	(14)%			0.7	—	N/M

Non-Operating Income (Expense) - Net (11)	$(11.7)	$(13.2)	12%			$(25.5)	$(28.9)	12%

Provision for Income Taxes (12)	$15.5	$25.7	39%			$26.4	$42.0	37%

Equity in Net Income (Loss) of Affiliates	$0.5	$1.9	(72)%			$1.1	$2.7	(60)%

Net (Income) Loss Attributable to the Noncontrolling Interest	$(1.7)	$(1.6)	(7)%			$(3.4)	$(2.8)	(22)%

Operating Margins (Calculated on Total Revenue)
Americas	25.1%	27.2%				24.1%	24.8%
Non-Americas	28.2%	28.1%				28.6%	28.0%
Total Company	20.4%	22.2%				19.5%	20.0%

Effective Tax Rate	22.6%	33.2%				20.8%	32.5%

AFX - After Effects of Foreign Exchange	BFX - Before Effects of Foreign Exchange	N/M - Not Meaningful

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

See Schedule 5 (Notes to Schedules) for a reconciliation of each of these As Adjusted metrics to the corresponding GAAP metrics and the relevant definitions.

The Dun & Bradstreet Corporation	Schedule 3
Supplemental Revenue Detail (unaudited) - As Adjusted (ASC605)

	Quarter Ended			Effects of		Year-To-Date			Effects of
	June 30,		AFX	Foreign	BFX	June 30,		AFX	Foreign	BFX
Amounts in millions	2018	2017	% Change Fav/(Unfav)	Exchange Fav/(Unfav)	% Change Fav/(Unfav)	2018	2017	% Change Fav/(Unfav)	Exchange Fav/(Unfav)	% Change Fav/(Unfav)
Geographic and Customer Solution Set Revenue:
Americas:
Risk Management Solutions
Trade Credit	$122.8	$122.0	1%	0.1%	1%	$239.6	$246.2	(3)%	0.2%	(3)%
Other Enterprise Risk Management	60.3	61.3	(2)%	0.0%	(2)%	118.7	119.1	0%	0.0%	0%

Total Americas Risk Management Solutions	183.1	183.3	0%	0.1%	0%	358.3	365.3	(2)%	0.1%	(2)%
Sales and Marketing Solutions
Sales Acceleration	$66.9	$69.3	(3)%	0.0%	(3)%	$135.8	$140.4	(3)%	0.0%	(3)%
Advanced Marketing Solutions	70.9	84.2	(16)%	0.0%	(16)%	138.3	147.4	(6)%	0.0%	(6)%

Total Americas Sales and Marketing Solutions	137.8	153.5	(10)%	0.0%	(10)%	274.1	287.8	(5)%	0.0%	(5)%

Total Americas Revenue (1)	$320.9	$336.8	(5)%	0.1%	(5)%	$632.4	$653.1	(3)%	0.1%	(3)%
Non-Americas:
Risk Management Solutions
Trade Credit	$41.4	$41.5	0%	3.3%	(3)%	$81.6	$82.4	(1)%	4.9%	(6)%
Other Enterprise Risk Management	19.6	15.8	24%	5.8%	18%	37.6	29.3	28%	6.1%	22%

Total Non-Americas Risk Management Solutions	61.0	57.3	7%	4.0%	3%	119.2	111.7	7%	5.3%	1%
Sales and Marketing Solutions
Sales Acceleration	$6.1	$8.0	(25)%	4.1%	(29)%	$12.6	$13.3	(6)%	6.0%	(12)%
Advanced Marketing Solutions	6.4	6.3	2%	1.8%	0%	14.9	14.1	6%	4.0%	2%

Total Non-Americas Sales and Marketing Solutions	12.5	14.3	(13)%	3.2%	(17)%	27.5	27.4	0%	5.0%	(5)%

Total Non-Americas Revenue (2)	$73.5	$71.6	3%	3.9%	(1)%	$146.7	$139.1	5%	5.2%	0%
Total Corporation:
Risk Management Solutions
Trade Credit	$164.2	$163.5	0%	1.0%	0%	$321.2	$328.6	(2)%	1.4%	(4)%
Other Enterprise Risk Management	79.9	77.1	4%	1.1%	2%	156.3	148.4	5%	1.2%	4%

Total Risk Management Solutions	244.1	240.6	1%	1.0%	0%	477.5	477.0	0%	1.3%	(1)%
Sales and Marketing Solutions
Sales Acceleration	$73.0	$77.3	(6)%	0.5%	(6)%	$148.4	$153.7	(3)%	0.6%	(4)%
Advanced Marketing Solutions	77.3	90.5	(15)%	0.2%	(15)%	153.2	161.5	(5)%	0.4%	(6)%

Total Sales and Marketing Solutions	150.3	167.8	(10)%	0.3%	(11)%	301.6	315.2	(4)%	0.5%	(5)%

Total Revenue (3)	$394.4	$408.4	(3)%	0.7%	(4)%	$779.1	$792.2	(2)%	1.0%	(3)%

The Dun & Bradstreet Corporation	Schedule 3
Supplemental Revenue Detail (unaudited) - As Adjusted (ASC605)

				Effects of					Effects of
	Quarter Ended		AFX	Foreign	BFX	Year-To-Date		AFX	Foreign	BFX
	June 30,		% Change	Exchange	% Change	June 30,		% Change	Exchange	% Change
Amounts in millions	2018	2017	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)	2018	2017	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)
Trade Credit Revenue:
Americas:
D&B Credit Suite	$94.5	$93.2	1%	0.1%	1%	$186.4	$187.3	(1)%	0.2%	(1)%
Other Trade Credit	28.3	28.8	(1)%	0.1%	(2)%	53.2	58.9	(10)%	0.2%	(10)%

Total Americas Trade Credit Revenue	122.8	122.0	1%	0.1%	1%	239.6	246.2	(3)%	0.2%	(3)%
Non-Americas:
D&B Credit Suite	$7.0	$4.4	61%	7.6%	53%	$13.5	$8.1	67%	11.0%	56%
Other Trade Credit	34.4	37.1	(7)%	2.8%	(10)%	68.1	74.3	(8)%	4.2%	(13)%

Total Non-Americas Trade Credit Revenue	41.4	41.5	0%	3.3%	(3)%	81.6	82.4	(1)%	4.9%	(6)%
Total Corporation:
D&B Credit Suite	$101.5	$97.6	4%	0.4%	4%	$199.9	$195.4	2%	0.6%	2%
Other Trade Credit	62.7	65.9	(5)%	1.7%	(6)%	121.3	133.2	(9)%	2.5%	(11)%

Total Trade Credit Revenue	$164.2	$163.5	0%	1.0%	0%	$321.2	$328.6	(2)%	1.4%	(4)%

D&B Hoovers Suite
Americas	$40.9	$42.3	(3)%	0.0%	(3)%	$81.8	$86.3	(5)%	0.0%	(5)%
Non-Americas	3.7	3.7	(3)%	7.5%	(10)%	8.0	6.6	19%	9.9%	9%

Total Corporation	$44.6	$46.0	(3)%	0.7%	(4)%	$89.8	$92.9	(3)%	0.7%	(4)%

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

See Schedule 5 (Notes to Schedules) for a reconciliation of the total segment As Adjusted metrics to the corresponding GAAP metrics.

The Dun & Bradstreet Corporation	Schedule 4
Supplemental Financial Data (unaudited)

	Quarter Ended		AFX	Year-To-Date		AFX
	June 30,		% Change Fav/(Unfav)	June 30,		% Change Fav/(Unfav)
Amounts in millions	2018	2017		2018	2017
Operating Costs GAAP (ASC 606)
Operating Expenses	$139.0	$139.4	0%	$278.2	$281.0	1%
Selling and Administrative Expenses	155.2	162.7	5%	307.4	333.4	8%
Depreciation and Amortization	22.7	19.4	(17)%	43.8	38.3	(14)%
Restructuring Expense	10.5	7.5	(40)%	21.5	16.5	(30)%

Total Operating Costs (GAAP)	$327.4	$329.0	0%	$650.9	$669.2	3%

Capital Expenditures (GAAP)	$0.8	$3.0	75%	$1.8	$5.8	70%

Additions to Computer Software & Other Intangibles (GAAP)	$13.5	$14.8	8%	$27.4	$27.5	0%

	Quarter Ended		AFX	Year-To-Date		AFX
	June 30,		% Change	June 30,		% Change
Amounts in millions	2018	2017	Fav/(Unfav)	2018	2017	Fav/(Unfav)
Operating Costs As Adjusted (ASC 605)
Operating Expenses	$139.0	$139.4	0%	$278.2	$281.0	1%
Selling and Administrative Expenses	160.1	167.1	4%	320.4	330.5	3%
Depreciation and Amortization	14.9	11.4	(31)%	28.2	22.6	(24)%
Restructuring Expense	—	—	N/M	—	—	N/M

Total Operating Costs (As Adjusted)	$314.0	$317.9	1%	$626.8	$634.1	1%

	Quarter Ended		Year-To-Date
Reconciliation of GAAP to As Adjusted (ASC 605)	June 30,		June 30,
Amounts in millions	2018	2017	2018	2017
Operating Expenses (GAAP):	$139.0	$139.4	$278.2	$281.0
None	—	—	—	—

Operating Expenses (As Adjusted)	$139.0	$139.4	$278.2	$281.0

Selling and Admin (GAAP)	$155.2	$162.7	$307.4	$333.4
Impact of ASC 606	6.0	—	15.2	—
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.6)	0.2	(0.7)	(0.1)
Acquisition/Divestiture Related Costs	(0.5)	(3.8)	(1.5)	(10.8)
Accrual for Legal Matters	—	8.0	—	8.0

Selling and Admin (As Adjusted)	$160.1	$167.1	$320.4	$330.5

Depreciation and Amortization (GAAP)	$22.7	$19.4	$43.8	$38.3
Amortization of Acquisition Related Intangibles	(7.8)	(8.0)	(15.6)	(15.7)

Depreciation and Amortization (As Adjusted)	$14.9	$11.4	$28.2	$22.6

Restructuring (GAAP)	$10.5	$7.5	$21.5	$16.5
Restructuring	(10.5)	(7.5)	(21.5)	(16.5)

Restructuring (As Adjusted)	$—	$—	$—	$—

The Dun & Bradstreet Corporation	Schedule 4
Supplemental Financial Data (unaudited) - (ASC 606)

	Quarter Ended
Amounts in millions	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Net Debt Position:
Cash and Cash Equivalents	$199.5	$188.1	$442.4	$431.0	$400.2	$375.4
Short-Term Debt	(26.3)	(35.0)	(32.5)	(30.0)	(27.5)	(22.5)
Long-Term Debt	(1,310.5)	(1,293.9)	(1,645.6)	(1,651.6)	(1,673.0)	(1,684.7)

Net Debt	$(1,137.3)	$(1,140.8)	$(1,235.7)	$(1,250.6)	$(1,300.3)	$(1,331.8)

	Year-To-Date
Amounts in millions	Jun 30, 2018	Jun 30, 2017	% Change Fav/ (Unfav)
Free Cash Flow:
Net Cash Provided By Operating Activities - Continuing Operations (GAAP)	$173.3	$176.5	(2)%
Less:
Capital Expenditures (GAAP)	1.8	5.8	70%
Additions to Computer Software & Other Intangibles (GAAP)	27.4	27.5	0%

Free Cash Flow	$144.1	$143.2	1%

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

See Schedule 5 (Notes to Schedules) for a reconciliation of each of these As Adjusted metrics to the corresponding GAAP metrics and the relevant definitions.

The Dun & Bradstreet Corporation	Schedule 5
Notes to Schedules 1, 2, 3, and 4 (unaudited) and Definitions of Non-GAAP Measures

(1) The following table reconciles Americas Total Revenue included in Schedules 1, 2, and 3:

	Quarter Ended		Year-To-Date
	June 30,		June 30,
Amounts in millions	2018	2017	2018	2017
Americas Total Revenue (GAAP) (Schedule 1)	$367.9	$333.6	$713.6	$648.1
Impact of ASC 606	47.0	—	81.2	—
Acquisition Related Deferred Revenue Fair Value Adjustment	—	(3.2)	—	(5.0)

Americas Total Revenue (As Adjusted) (Schedules 2 and 3)	$320.9	$336.8	$632.4	$653.1

(2) The following table reconciles Non-Americas Total Revenue included in Schedules 1, 2 and 3:

	Quarter Ended		Year-To-Date
	June 30,		June 30,
Amounts in millions	2018	2017	2018	2017
Non-Americas Total Revenue (GAAP) (Schedule 1)	$71.7	$72.1	$144.2	$139.1
Impact of ASC 606	(1.8)	—	(2.5)	—
Acquisition Related Deferred Revenue Fair Value Adjustment	—	0.5	—	—

Non-Americas Total Revenue (As Adjusted) (Schedules 2 and 3)	$73.5	$71.6	$146.7	$139.1

(3) The following table reconciles Total Revenue included in Schedules 1, 2, and 3:

	Quarter Ended		Year-To-Date
	June 30,		June 30,
Amounts in millions	2018	2017	2018	2017
Total Revenue (GAAP) (Schedule 1)	$439.6	$405.7	$857.8	$787.2
Impact of ASC 606	45.2	—	78.7	—
Acquisition Related Deferred Revenue Fair Value Adjustment	—	(2.7)	—	(5.0)

Total Revenue (As Adjusted) (Schedules 2 and 3)	$394.4	$408.4	$779.1	$792.2

(4) The following table reconciles Americas Operating Income included in Schedule 1 and Schedule 2:

	Quarter Ended		Year-To-Date
	June 30,		June 30,
Amounts in millions	2018	2017	2018	2017
Americas Operating Income (GAAP) (Schedule 1)	$126.3	$77.8	$232.7	$135.4
Impact of ASC 606	53.3	—	96.5	—
Acquisition/Divestiture Related Costs	(0.1)	(2.8)	(1.0)	(6.0)
Amortization of Acquisition Related Intangibles	(7.6)	(7.7)	(15.1)	(15.4)
Acquisition Related Deferred Revenue Fair Value Adjustment	—	(3.2)	—	(5.0)

Americas Operating Income (As Adjusted) (Schedule 2)	$80.7	$91.5	$152.3	$161.8

(5) The following table reconciles Non-Americas Operating Income included in Schedule 1 and Schedule 2:

	Quarter Ended		Year-To-Date
	June 30,		June 30,
Amounts in millions	2018	2017	2018	2017
Non-Americas Operating Income (GAAP) (Schedule 1)	$18.4	$20.2	$38.8	$38.4
Impact of ASC 606	(2.1)	—	(2.6)	—
Acquisition/Divestiture Related Costs	—	(0.2)	—	(0.2)
Acquisition Related Deferred Revenue Fair Value Adjustment	—	0.5	—	—
Amortization of Acquisition Related Intangibles	(0.2)	(0.3)	(0.5)	(0.3)

Non-Americas Operating Income (As Adjusted) (Schedule 2)	$20.7	$20.2	$41.9	$38.9

The Dun & Bradstreet Corporation	Schedule 5
Notes to Schedules 1, 2, 3, and 4 (unaudited) and Definitions of Non-GAAP Measures

(6) The following table reconciles Corporate and Other expenses included in Schedule 1 and Schedule 2:

	Quarter Ended		Year-To-Date
	June 30,		June 30,
Amounts in millions	2018	2017	2018	2017
Corporate and Other (GAAP) (Schedule 1)	$(32.5)	$(21.3)	$(64.6)	$(55.8)
Restructuring Charges	(10.5)	(7.5)	(21.5)	(16.5)
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.6)	0.2	(0.7)	(0.1)
Decrease (Increase) of Accrual for Legal Matters	—	8.0	—	8.0
Acquisition/Divestiture Related Costs	(0.4)	(0.8)	(0.5)	(4.6)

Corporate and Other (As Adjusted) (Schedule 2)	$(21.0)	$(21.2)	$(41.9)	$(42.6)

(7) The following table reconciles Total Operating Income included in Schedule 1 and Schedule 2:

	Quarter Ended		Year-To-Date
	June 30,		June 30,
Amounts in millions	2018	2017	2018	2017
Total Operating Income (GAAP) (Schedule 1)	$112.2	$76.7	$206.9	$118.0
Impact of ASC 606	51.2	—	93.9	—
Restructuring Charges	(10.5)	(7.5)	(21.5)	(16.5)
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.6)	0.2	(0.7)	(0.1)
Decrease (Increase) of Accrual for Legal Matters	—	8.0	—	8.0
Acquisition/Divestiture Related Costs	(0.5)	(3.8)	(1.5)	(10.8)
Amortization of Acquisition Related Intangibles	(7.8)	(8.0)	(15.6)	(15.7)
Acquisition Related Deferred Revenue Fair Value Adjustment	—	(2.7)	—	(5.0)

Total Operating Income (As Adjusted) (Schedule 2)	$80.4	$90.5	$152.3	$158.1

(8) The following table reconciles Net Income Attributable to Dun & Bradstreet included in Schedule 1 and Schedule 2:

	Quarter Ended		Year-To-Date
	June 30,		June 30,
Amounts in millions	2018	2017	2018	2017
Net Income (Loss) Attributable to Dun & Bradstreet (GAAP) (Schedule 1)	$93.0	$45.1	$156.9	$60.6
Impact of ASC 606	39.7	—	72.7	—
Restructuring Charges	(7.9)	(4.7)	(16.3)	(10.7)
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.5)	0.2	(0.6)	—
Decrease (Increase) of Accrual for Legal Matters	—	7.9	—	7.9
Acquisition/Divestiture Related Costs	(0.3)	(3.4)	(1.1)	(8.9)
Amortization of Acquisition Related Intangibles	(5.9)	(5.0)	(11.8)	(10.0)
Acquisition Related Deferred Revenue Fair Value Adjustment	—	(1.8)	—	(3.4)
Gain (Loss) on Sale of Businesses	—	—	—	(0.6)
Impact of the 2017 Tax Cuts and Jobs Act	2.4	—	2.4	—
Impact of Accounting Method Change	13.5	—	13.5	—

After-Tax Impact	41.0	(6.8)	58.8	(25.7)
Income (Loss) From Discontinued Operations, Net of Income Taxes	—	—	—	(0.8)

Net Income Attributable to Dun & Bradstreet (As Adjusted) (Schedule 2)	$52.0	$51.9	$98.1	$87.1

The Dun & Bradstreet Corporation	Schedule 5
Notes to Schedules 1, 2, 3, and 4 (unaudited) and Definitions of Non-GAAP Measures

(9) The following table reconciles Diluted Earnings Per Share Of Common Stock included in Schedule 1 and Schedule 2:

	Quarter Ended		Year-To-Date
	June 30,		June 30,
	2018	2017	2018	2017
Diluted EPS Attributable to Dun & Bradstreet Common Shareholders (GAAP) (Schedule 1)	$2.50	$1.22	$4.21	$1.63
Impact of ASC 606	1.07	—	1.95	—
Restructuring Charges	(0.21)	(0.12)	(0.44)	(0.29)
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.01)	—	(0.01)	—
Decrease (Increase) of Accrual for Legal Matters	—	0.21	—	0.21
Acquisition/Divestiture Related Costs	(0.01)	(0.09)	(0.03)	(0.24)
Amortization of Acquisition Related Intangibles	(0.16)	(0.13)	(0.32)	(0.27)
Acquisition Related Deferred Revenue Fair Value Adjustment	—	(0.05)	—	(0.09)
Gain (Loss) on Sale of Businesses	—	—	—	(0.02)
Impact of the 2017 Tax Cuts and Jobs Act	0.06	—	0.07	—
Impact of Accounting Method Change	0.36	—	0.36	—
Discontinued Operations	—	—	—	(0.02)

Diluted EPS Attributable to Dun & Bradstreet Common Shareholders (As Adjusted) (Schedule 2)	$1.40	$1.40	$2.63	$2.35

(10) The following table reconciles Other Income (Expense)-Net included in Schedule 1 and Schedule 2:

	Quarter Ended		Year-To-Date
	June 30,		June 30,
Amounts in millions	2018	2017	2018	2017
Other Income (Expense)-Net (GAAP) (Schedule 1)	$1.2	$1.5	$0.7	$(0.7)
Gain (Loss) on Sale of Businesses	—	—	—	(0.7)

Other Income (Expense)-Net (As Adjusted) (Schedule 2)	$1.2	$1.5	$0.7	$—

(11) The following table reconciles Non-Operating Income (Expense)-Net included in Schedule 1 and Schedule 2:

	Quarter Ended		Year-To-Date
	June 30,		June 30,
Amounts in millions	2018	2017	2018	2017
Non-Operating Income (Expense) - Net (GAAP) (Schedule 1)	$(11.7)	$(13.2)	$(25.5)	$(29.6)
Gain (Loss) on Sale of Businesses	—	—	—	(0.7)

Non-Operating Income (Expense) - Net (As Adjusted) (Schedule 2)	$(11.7)	$(13.2)	$(25.5)	$(28.9)

(12) The following table reconciles Provision for Income Taxes included in Schedule 1 and Schedule 2:

	Quarter Ended		Year-To-Date
	June 30,		June 30,
Amounts in millions	2018	2017	2018	2017
Provision for Income Taxes (GAAP) (Schedule 1)	$6.3	$18.7	$22.2	$26.9
Impact of ASC 606	11.5	—	21.2	—
Restructuring Charges	(2.6)	(2.8)	(5.2)	(5.8)
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.1)	—	(0.1)	(0.1)
Decrease (Increase) of Accrual for Legal Matters	—	0.1	—	0.1
Acquisition/Divestiture Related Costs	(0.2)	(0.4)	(0.4)	(1.9)
Amortization of Acquisition Related Intangibles	(1.9)	(3.0)	(3.8)	(5.7)
Acquisition Related Deferred Revenue Fair Value Adjustment	—	(0.9)	—	(1.6)
Gain (Loss) on Sale of Businesses	—	—	—	(0.1)
Impact of the 2017 Tax Cuts and Jobs Act	(2.4)	—	(2.4)	—
Impact of Accounting Method Change	(13.5)	—	(13.5)	—

Provision for Income Taxes (As Adjusted) (Schedule 2)	$15.5	$25.7	$26.4	$42.0

The Dun & Bradstreet Corporation	Schedule 5
Notes to Schedules 1, 2, 3, and 4 (unaudited) and Definitions of Non-GAAP Measures

N/M - Not Meaningful

The following defines the non-GAAP measures used to evaluate performance:

In addition to reporting generally accepted accounting principles in the United States of America (“GAAP”) results, the Company evaluates performance and reports on a total company basis and on a business segment level basis its results (such as revenue, operating income, operating income growth, operating margin, net income, tax rate and diluted earnings per share) on an “As Adjusted” basis. The term “As Adjusted” refers to the following: the elimination of the impact of ASC 606; the elimination of the effect on revenue due to purchase accounting fair value adjustments to deferred revenue; restructuring charges; other non-core gains and charges that are not in the normal course of our business (such as gains and losses on sales of businesses, impairment charges, effect of significant changes in tax laws, and material tax and legal settlements); acquisition and divestiture-related fees (such as costs for bankers, legal, due diligence, retention payments, and contingent consideration adjustments); and acquisition-related intangible amortization expense. A recurring component excluded from our “As Adjusted” results is our restructuring charges, which we believe do not reflect our underlying business performance. Such charges are variable from period to period based upon actions identified and taken during each period. Additionally, our “As Adjusted” results exclude the results of Discontinued Operations. Management reviews operating results on an “As Adjusted” basis on a monthly basis and establishes internal budgets and forecasts based upon such measures. Management further establishes annual and long-term compensation such as salaries, target cash bonuses and target equity compensation amounts based on performance on an “As Adjusted” basis and a significant percentage weight is placed upon performance on an “As Adjusted” basis in determining whether performance objectives have been achieved. Management believes that by reflecting these adjustments to our GAAP financial measures, business leaders are provided incentives to recommend and execute actions that support our long-term growth strategy rather than being influenced by the potential impact one of these items can have in a particular period on their compensation. The Company adjusts for these items because they do not reflect the Company’s underlying business performance and they may have a disproportionate positive or negative impact on the results of its ongoing business operations. We believe that the use of our non-GAAP financial measures provides useful supplemental information to our investors.

We also isolate the effects of changes in foreign exchange rates on our revenue growth because we believe it is useful for investors to be able to compare revenue from one period to another, both after and before the effects of foreign exchange. The change in our operating performance attributable to foreign currency rates is determined by converting both our prior and current periods by a constant rate. As a result, we monitor our “As Adjusted” revenue growth both after and before the effects of foreign exchange.

We also analyze “As Adjusted” revenue growth on an organic basis because management believes this information provides important insight into the underlying/ongoing performance of the business. Organic revenue excludes the estimated revenue contribution from acquired businesses for one year from the date of the acquisition and net divested revenue which we define as the historical revenues from the divested businesses net of the annual ongoing future revenue streams resulting from the commercial arrangements entered into in connection with such divestitures.

We may from time to time use the term “sales”, which we define as the annual value of committed customer contracts. This term is often referred to as “bookings” or “commitments” by other companies.

We monitor free cash flow as a measure of our business. We define free cash flow as net cash provided by operating activities minus capital expenditures and additions to computer software and other intangibles. Free cash flow measures our available cash flow for potential debt repayment, acquisitions, stock repurchases, dividend payments and additions to cash, cash equivalents and short-term investments. We believe free cash flow to be relevant and useful to our investors as this measure is used by our management in evaluating the funding available after supporting our ongoing business operations and our portfolio of investments.

Free cash flow should not be considered as a substitute measure for, or superior to, net cash flows provided by operating activities, investing activities or financing activities. Therefore, we believe it is important to view free cash flow as a complement to the consolidated statements of cash flows.

We also monitor deferred revenue after adjusting for the effect of foreign exchange, dispositions, acquisitions and the impacts of the write-down of deferred revenue due to purchase accounting.

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.